UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2008

CHAPEAU, INC.
(Exact name of registrant as specified in its charter)

Utah	33-01289-D	7-0431831
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

1190 Suncast Lane, Suite 2, El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (916) 939-8700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On August 22, 2008, Chapeau, Inc., a Utah corporation doing business as BluePoint Energy (“Chapeau”) entered into an agreement with the Gordon V. and Helen C. Smith Foundation (“Purchaser”) for the sale of 2,565,880 shares of Chapeau common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.3605 per share (the “Initial Purchase”), which price per share is equal to 70% of the average of the closing price of the Common Stock on the Over The Counter Bulletin Board for the four trading days including and immediately preceding August 22nd, for a total purchase price of $925,000.  A copy of the Stock Purchase Agreement documenting the purchase and sale of the Common Stock is filed as Exhibit 99.1 hereto. The Stock Purchase Agreement provides that in the event Chapeau is not able to sell up to an additional 2,565,880 shares to certain other investors on substantially the same terms, Chapeau agrees to sell and Purchaser agrees to purchase such shares on the same terms (the “Subsequent Purchase”) as the Initial Purchase.  In the aggregate, it is anticipated that the proceeds from the Initial Purchase and the Subsequent Purchase will total $1,850,000.

The Common Stock is being sold in a private offering that has been conducted in reliance upon the exemption from registration provided for by Rule 506 of Regulation D and alternatively Section 4(2) of the Securities Act of 1933, as amended (the “Act”). Chapeau has taken reasonable and customary steps to assure that the Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D. Chapeau did not offer or sell any of the securities issued and sold in the private offering by any form of general solicitation or general advertising and Chapeau used reasonable care to assure that the Purchaser is not an underwriter within the meaning of Section 2(11) of the Act by, among other things, affixing a legend on the certificates representing the Common Stock stating that the securities have not been registered under the Act and referring to the restrictions on transferability and sale of such securities.

The private offering proceeds of $1,850,000 will serve as bridge financing for Chapeau and, while no assurances can be given, management believes that such proceeds will support Chapeau’s continued operations for approximately the next four weeks but does not cover all accounts payable due or that may become due during such period and includes no reserves to meet unanticipated expenses or revenue shortfalls.  Also included within this amount are certain funds needed to cover anticipated costs related to an intended raise of further funding to support Chapeau’s ongoing operations. Management’s projections indicate that Chapeau will require an infusion of a slightly larger amount of capital to support its continued operations during the subsequent four week period.  Management believes that, ultimately, a significant infusion of new funding will be required in order for Chapeau to achieve sustainable cash flow and profitability.  Chapeau continues to pursue additional sources of capital to meet such capital requirements.  There can be no assurance, however, that any potential financing arrangements will be available and, if available, can be obtained on terms favorable to Chapeau or in amounts sufficient to meet Chapeau’s short and long term financial needs.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At a special meeting of the Board of Directors of Chapeau (the “Board”) held on August 22, 2008, the Board approved certain amendments to Chapeau’s Bylaws, which amendments are effective immediately and are intended to modernize and clarify such Bylaws, to enhance for the benefit of all shareholders the provisions related to corporate governance, and to set certain minimum levels of information that must be made available to shareholders in the context of a proxy contest or proposed change of control.  The Board believes that these amendments are of particular importance to Chapeau’s shareholders because as a voluntary filer, Chapeau is not subject to the U.S. Securities and Exchange Commission’s proxy rules. The purpose and effect of the amendments is to (i) allow the Board to postpone or (subject to good cause and certain other requirements) cancel annual or special meetings of the shareholders; (ii) require a nominating shareholder to provide certain business and biographical information regarding any person nominated by such shareholder for election as a director; (iii) require a shareholder proposing that any director be removed from office, which has the effect of causing a change in control of Chapeau, to state the reasons for such removal and any future plans such shareholder or such shareholder’s nominee may have with respect to the business and affairs of Chapeau; (iv) provide provisions for the making and dissemination to shareholders of shareholder proposals; and (v) clarify that the members of the Board and committees thereof may be paid for their services in any form determined by the Board to be reasonable in its sole and absolute discretion, including, without limitation, payment on an hourly basis.  A copy of the First Amendment to the Bylaws is filed as Exhibit 3.1 hereto.

Item 8.01  Other Events.

At the special meeting of the Board held on August 22, 2008, the Board set a meeting date and time of 1:00 p.m. Pacific on October 6, 2008 for the special meeting of shareholders demanded by Saga Capital Management, LLC (“Saga”) and described in greater detail in Chapeau’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on August 18, 2008. The special meeting will be held at the Holiday Inn Express located at 4360 Town Center Boulevard, El Dorado Hills, California 95762.  The Board has set September 25, 2008 as the record date for determining shareholders entitled to vote at the special meeting.

Chapeau is in the process of confirming whether the shareholders demanding the special meeting hold the requisite number of shares to demand a special meeting. However, Chapeau has decided to call the special meeting on a conditional basis subject to confirmation of the rights of the demanding shareholders to demand a special meeting.  Chapeau anticipates initiating the mailing of a notice of the special meeting on or about August 27, 2008. The Board reserves the right to postpone or cancel the special meeting in the event it determines that the shareholders demanding the special meeting do not hold the requisite number of shares to demand the special meeting.

In the notice to shareholders, Chapeau also intends to announce its plans to hold an annual meeting of shareholders no later than November 27, 2008 in accordance with Chapeau’s Bylaws.  In part, the Board has selected this date for the annual meeting of shareholders to allow management sufficient time to finalize an Annual Report to Shareholders.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

	Exhibit 3.1	First Amendment to Bylaws

	Exhibit 99.1	Stock Purchase Agreement

Chapeau is currently not registered under the Securities Exchange Act of 1934.  As such, this and all other filings made by Chapeau pursuant to the Securities Exchange Act of 1934 are made on a voluntary basis.

The disclosure in this Current Report on Form 8-K contains forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon Chapeau’s current expectations and speak only as of the date hereof. The forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. When used in this report, the words “anticipate,” “believe,” “estimate,” “expect” and similar expressions as they relate to Chapeau or its management are intended to identify such forward-looking statements. Chapeau’s actual results, performance or achievements could differ materially from the results expressed in, or implied by these forward-looking statements. For a discussion of additional factors that may affect actual results, investors or interested parties should refer to Chapeau’s filings with the U.S. Securities and Exchange Commission; in particular, its most recent Annual Report on Form 10-K, most current Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 and other subsequent filings as may be relevant. Chapeau undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAPEAU, INC.

Date: August 25, 2008	By: /s/ Steve Lagorio
Name: Steve Lagorio
Title: Chief Financial Officer